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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, U S WEST, Communications, Inc., a Colorado corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, an exchange offer Registration Statement on Form S-4, (the "Registration Statement") for the exchange of $750,000,000 of debt securities issued by U S WEST
Communications, Inc.; and

WHEREAS, each of the undersigned is an Officer or Director, or both, of the Company as indicated below each signature;

NOW, THEREFORE, each of the undersigned constitutes and appoints ALLAN R. SPIES AND THOMAS O. MCGIMPSEY, as attorney for him and in his name, place, and stead, and in his capacity as an Officer or Director, or both, of the Company, to execute and file such Registration Statement, and thereafter to execute and file any amended registration statement or statements or supplements thereto, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 8th day of March, 2000.

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
                                                       By:           /s/ SOLOMON D. TRUJILLO
                                                            -----------------------------------------
                                                                       Solomon D. Trujillo
                                                            PRESIDENT AND CHIEF EXECUTIVE OFFICER AND
                                                                             DIRECTOR

                                                       By:              /s/ ALLAN R. SPIES
                                                            -----------------------------------------
                                                                          Allan R. Spies
                                                            VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                                                                           AND DIRECTOR

                                                       By:             /s/ JANET K. COOPER
                                                            -----------------------------------------
                                                                         Janet K. Cooper
                                                            VICE PRESIDENT--FINANCE AND CONTROLLER AND
                                                                             DIRECTOR
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